UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                        Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Whitestone REIT (“Whitestone”)

(Name of Registrant as Specified in its Charter)

KBS SOR Properties LLC

KBS SOR (BVI) Holdings, Ltd.

KBS Strategic Opportunity Limited Partnership

KBS Strategic Opportunity REIT, Inc.

KBS Capital Advisors LLC

Keith D. Hall

Peter McMillan III

Kenneth H. Fearn, Jr.

David E. Snyder

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BLUE PROXY
WHITESTONE REIT
ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2018
THIS PROXY IS SOLICITED ON BEHALF OF KBS SOR PROPERTIES LLC, KBS SOR (BVI) HOLDINGS, LTD., KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, KBS STRATEGIC OPPORTUNITY REIT, INC., KBS CAPITAL ADVISORS LLC, KEITH D. HALL, PETER MCMILLAN III, KENNETH H. FEARN, JR. AND DAVID E. SNYDER (THE “PARTICIPANTS”)
THE BOARD OF TRUSTEES OF WHITESTONE REIT IS NOT SOLICITING THIS PROXY

The undersigned shareholder(s) hereby appoint(s) Keith D. Hall, Peter McMillan III and Brian Ragsdale, or any one of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, and hereby authorizes them to attend the 2018 Annual Meeting of Shareholders of Whitestone REIT (“Whitestone”) scheduled to be held at the Houston Marriott Westchase Hotel, located at 2900 Briarpark Drive, Houston, TX, 77042, on May 17, 2018, at 8:00 a.m. (Central Daylight Time), and any adjournment or postponement thereof (the “Annual Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Shares of Whitestone held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

IF NO DIRECTION IS MADE, THE PERSONS NAMED IN THIS BLUE PROXY CARD WILL VOTE YOUR SHARES: (I) FOR THE ELECTION OF MR. KENNETH H. FEARN, JR. AND MR. DAVID E. SNYDER AND THE WHITESTONE NOMINEE OTHER THAN NANDITA BERRY AND JACK MAHAFFEY; (II) AGAINST WHITESTONE’S PROPOSAL FOR APPROVAL, BY ADVISORY VOTE, OF THE COMPENSATION OF WHITESTONE’S NAMED EXECUTIVE OFFICERS, (III) FOR WHITESTONE’S PROPOSAL FOR RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C. AS WHITESTONE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018; AND (IV) FOR THE PARTICIPANTS’ SHAREHOLDER PROPOSAL REGARDING DECLASSIFYING THE BOARD OF TRUSTEES.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, as well as other proxy materials distributed by the Participants, are available free of charge online at www.enhancewhitestone.com.

IMPORTANT: EVEN IF YOU HAVE VOTED BY TELEPHONE OR BY INTERNET PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH HERE

Please mark vote as indicated in this example **X**

THE PARTICIPANTS RECOMMEND A VOTE (1) "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW, (2) "AGAINST" WHITESTONE'S PROPOSAL FOR APPROVAL, BY ADVISORY VOTE, OF THE COMPENSATION OF WHITESTONE'S NAMED EXECUTIVE OFFICERS, (3) "FOR" WHITESTONE'S PROPOSAL FOR RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C. AS WHITESTONE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018, AND (4) "FOR" THE PARTICIPANTS' PROPOSAL FOR APPROVAL OF THE ADVISORY VOTE REGARDING DECLASSIFYING THE STAGGERED BOARD OF TRUSTEES.

1. Election of Trustees – Participant Nominees.
   (01) Kenneth H. Fearn, Jr.
   (02) David E. Snyder

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT NOMINEES WRITTEN BELOW ☐

PLUS the person who has been nominated by Whitestone to serve as a trustee, other than Nandita Berry and Jack Mahaffey. The Participants are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Nandita Berry and Jack Mahaffey. There is no assurance that any of the Whitestone nominees will serve as trustees if any or all of the nominees are elected to the board of trustees. You should refer to the proxy statement and form of proxy distributed by Whitestone for the names, backgrounds and qualifications of the candidates who have been nominated by Whitestone, and other information concerning the Whitestone nominees.

NOTE: To withhold authority to vote for any individual nominee(s) of the Participants or of Whitestone, mark the box "FOR ALL EXCEPT NOMINEES WRITTEN BELOW" and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining Participant nominee(s) and Whitestone nominee other than Nandita Berry and Jack Mahaffey.

____________ ____________ ____________

	FOR	AGAINST	ABSTAIN
2. Whitestone's proposal for approval, by advisory vote, of the compensation of Whitestone's named executive officers.	☐	☐	☐
3. Whitestone's proposal for ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as Whitestone's independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
4. The Participants' proposal for approval of the advisory vote regarding declassifying the board of trustees.	☐	☐	☐

Date:____________________ 2018

____
(Signature of Shareholder)

____
(Signature of Shareholders, if held jointly)

____
(Title, if any)

When shares are held jointly, joint owners should each sign. Please sign exactly as your name appears on this proxy. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, given full title as such. If the signer is a partnership, please sign in the partnership's name by an authorized person.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

VOTE BY TELEPHONE OR INTERNET

QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail.

VOTE BY INTERNET: The web address is www.proxyvoting.com/KBS. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★ On a Touch-Tone Telephone
1-800-404-7833
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Participants.

THANK YOU FOR VOTING.

CONTROL NUMBER
for Telephone/Internet Voting